                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) APRIL 8, 2008

                           INKSURE TECHNOLOGIES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

              0-24431                                     84-1417774
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     (Commission File Number)                  (IRS Employer Identification No.)

1770 N.W. 64th Street, Suite 350, Fort Lauderdale, FL               33309
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      (Address of Principal Executive Offices)                    (Zip Code)

                                 (954) 772-8507
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 8, 2008, we completed a private placement of senior secured convertible notes in an aggregate principal amount of $3,000,000 pursuant to each of the
Amendment, Exchange and Purchase Agreements as of such date between us and each of certain accredited investors. All of such investors represented to us that they were "accredited" as such term is defined under Rule 506 under the
Securities Act of 1933. The private placement resulted in gross proceeds of
$3,000,000.

Pursuant to the Amendment, Exchange and Purchase Agreements, certain of the investors were issued $3,000,000 principal amount of 2008 notes and all of the investors exchanged their $6,000,000 principal amount of existing notes for the same principal amount of amended and restated senior secured convertible notes
(together with the $3,000,000 principal amount of 2008 notes, referred to as the
"new notes") each of which is convertible into shares of common stock at a conversion price is $0.60, subject to adjustments, including pursuant to economic anti-dilution adjustments. The new notes are secured by the assets of our company and its subsidiaries and guaranteed by each of our subsidiaries. In addition, all of the shares of each of our subsidiaries are pledged as collateral to secure our obligations under the new notes, the security agreements and related documents. The investors may require us to redeem all or any portion of the outstanding principal amount of the new notes in cash plus accrued but unpaid interest on or after September 30, 2009. We may require the investors to convert all or any portion of the new notes into shares of common stock upon the occurrence of certain conditions relating to the trading of our common stock. Upon any such conversion, the investors will be entitled to receive a pro rata amount of the cash remaining on deposit in the collateral account which we have established to secure interest payments under the new notes based on the principal amount of the new notes that we require to be converted. We may also redeem the new notes at any time by paying the buyers a premium of 5%-25% of the outstanding principal amount of the notes (based upon the date of redemption) plus interest and the amounts in the collateral account;
at the time of such redemption the Series B-1 and Series B-2 warrants issued to the investors pursuant to the Amendment, Exchange and Purchase Agreements, expiring September 30, 2010, at an exercise price of $0.60 (subject to adjustments, including pursuant to economic anti-dilution adjustments) shall become exercisable. If we sell, license or assign assets in our ink business
(including capital stock of any subsidiaries engaged in the ink business), we may be required to redeem the new notes at 100% of their outstanding principal amount up to the net proceeds of such sale or licensing transaction. If we consummate a transaction that results in a change of control or other merger or reorganization or recapitalization of the Company, we may be required to redeem the new notes at 125% of their outstanding principal amount. The new notes are due on September 31, 2010, unless they are redeemed or converted earlier.

In addition, we issued to the investors that purchased the 2008 notes, warrants to acquire 3,570,337 shares (subject to adjustments, including pursuant to economic anti-dilution adjustments) at an exercise price of $0.60 (subject to adjustments, including pursuant to economic anti-dilution adjustments). These warrants have a term of ten years.

Lock-up agreements, by each officer and director (other than Mr. Attia with whom we shall use best efforts to obtain an executed lock-up agreement from) of the
Company and a principal stockholder of the Company were entered into on April 8,
2008, pursuant to which, during a period of 180 days from the closing date, no such officer or director (other than Mr. Attia) of the Company or such stockholder of the Company will transfer their shares of common stock without the prior written consent of each investor.

We have reserved for issuance one-hundred and thirty percent (130%) of the common stock issuable upon conversion of the notes and exercise of the warrants.
If such percentage of common stock cannot be reserved due to the lack of a number of authorized shares, our Board of Directors is required to take any actions necessary to increase the number of authorized shares, including holding a stockholders' meeting with the purpose of authorizing such an increase.

The above descriptions are qualified in their entirety by reference to the complete text of the documents and agreements attached hereto as exhibits 4.1,
4.2, 4.3, 10.1, 10.2 and 10.3.

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

The information included in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

See the Exhibit Index set forth below for a list of exhibits included with this
Current Report on Form 8-K.

                                  EXHIBIT INDEX

EXHIBIT NUMBER    DESCRIPTION

4.1               Form of Amended and Restated Senior Secured Convertible Note

4.2               Form of Senior Secured Convertible Note

4.3               Form of Series A, Series B-1 and Series B-2 Warrant

10.1              Form of Amendment, Exchange and Purchase Agreement

10.2              Security Agreement

10.3              Form of Lock-Up Agreement

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            INKSURE TECHNOLOGIES, INC.
                                            (Registrant)

                                            By: /s/ Elie Housman
                                            --------------------
                                            Elie Housman
                                            Chairman and Chief Executive Officer

Date: April 8, 2008